Apr. 29, 2019

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED SEPTEMBER 17, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019

MFS® TOTAL RETURN PORTFOLIO

Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the following is added to end of the section entitled “Principal Investment Strategies”:

Beginning December 31, 2019, in connection with the pending portfolio management changes described under the sub-section entitled “Portfolio Managers” of the section entitled “Management,” although the Portfolio may still select investments based on blending fundamental and quantitative research, over time the Portfolio will be transitioned to a strategy of selecting investments primarily based on fundamental analysis of individual issuers. It is expected that the transition will be completed by December 31, 2020.